Financing Arrangements	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Financing Arrangements
The components of long-term debt as of December 31, 2014 and 2013 were as follows:

	December 31,
	2014	2013
Variable-rate State of Ohio Water Development Revenue Refunding Bonds, maturing on November 1, 2025 (0.04% as of December 31, 2014)	$12.2	$12.2
Variable-rate State of Ohio Air Quality Development Revenue Refunding Bonds, maturing on November 1, 2025 (0.04% as of December 31, 2014)	9.5	9.5
Variable-rate State of Ohio Pollution Control Revenue Refunding Bonds, maturing on June 1, 2033 (0.04% as of December 31, 2014)	8.5	8.5
Revolving credit facility, due 2019 (LIBOR plus applicable spread)	155.0	—
Total Long-Term Debt	$185.2	$30.2

Credit Facility
On June 30, 2014, TimkenSteel entered into a credit facility with JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A. and HSBC Bank USA, National Association as Co-Documentation Agents and the other lenders and arrangers party thereto. The credit facility has a term of five years through June 30, 2019 and provides for a committed revolving credit line of up to $300.0 million. The credit facility includes an expansion option allowing TimkenSteel to request additional commitments of up to $150.0 million, in term loans or revolving credit commitments, subject to certain conditions and approvals as set forth in the credit agreement. The credit agreement provides a $50.0 million sublimit for multicurrency loans, a $50.0 million sublimit for letters of credit and a $30.0 million sublimit for swing line loans.
The credit facility may be used for working capital and asset renewal and acquisition and is secured by a first priority lien on substantially all of the assets of TimkenSteel and its subsidiaries.
TimkenSteel is required to maintain a certain capitalization ratio and interest coverage ratio as well as minimum liquidity balances as set forth in the credit agreement. As of December 31, 2014, TimkenSteel was in compliance with these ratios and liquidity requirements, as well as the additional covenants contained in the credit agreement. The credit agreement also provides the lenders with the ability to reduce the credit line amount, even if TimkenSteel is in compliance with all conditions of the credit agreement, upon a material adverse change to the business, properties, assets, financial condition or results of operations of TimkenSteel. Subject to certain limited exceptions, the credit agreement contains a number of restrictions that limit TimkenSteel’s ability to incur additional indebtedness, pledge its assets as security, guarantee obligations of third parties, make investments, undergo a merger or consolidation, dispose of assets, or materially change its line of business, among other things. In addition, the credit agreement includes a cross-default provision whereby an event of default under other debt obligations, as defined in the credit agreement, will be considered an event of default under the credit agreement.
Borrowings under the credit facility bear interest based on the daily balance outstanding at LIBOR (with no rate floor), plus an applicable margin (varying from 1.25% to 2.25%) or, in certain cases, an alternate base rate (based on certain lending institutions’ Prime Rate or as otherwise specified in the credit agreement, with no rate floor), plus an applicable margin (varying from 0.25% to 1.25%). The credit facility also carries a commitment fee equal to the unused borrowings multiplied by an applicable margin (varying from 0.20% to 0.40%). The applicable margins are calculated quarterly and vary based on TimkenSteel’s consolidated capitalization ratio as set forth in the credit agreement. TimkenSteel borrowed $155.0 million under the credit facility to fund capital expenditures, to pay a $50.0 million dividend to Timken in connection with the spinoff, to repurchase shares at a cost of $30.6 million, to purchase shares withheld for taxes $4.1 million, to fund cash dividends of $12.7 million paid to shareholders and to fund TimkenSteel’s operations. The interest rate under the revolving credit facility was 1.75% as of December 31, 2014. The amount available under the credit facility as of December 31, 2014 was $144.5 million.
Revenue Refunding Bonds
On June 1, 2014, Timken purchased in lieu of redemption the State of Ohio Water Development Revenue Refunding Bonds (Water Bonds), State of Ohio Air Quality Development Revenue Refunding Bonds (Air Quality Bonds) and State of Ohio Pollution Control Revenue Refunding Bonds (Pollution Control Bonds) (collectively, the Bonds). Pursuant to an Assignment and Assumption Agreement dated June 24, 2014 (the Assignment) between Timken and TimkenSteel, Timken assigned all of its right, title and interest in and to the loan agreements and the notes associated with the Bonds to, and these obligations were assumed by, TimkenSteel. Additionally, replacement letters of credit were issued for the Water Bonds and the Pollution Control Bonds. The Bonds were remarketed on June 24, 2014 (the Remarketing Date) in connection with the conversion of the interest rate mode for the Bonds to the weekly rate and the delivery of the replacement letters of credit, as applicable. TimkenSteel is responsible for payment of the interest and principal associated with the Bonds subsequent to the Remarketing Date. As a result of the purchase and remarketing of the Bonds, TimkenSteel recorded a loss on debt extinguishment of $0.7 million during the second quarter of 2014 related to the write-off of original deferred financing costs, which is reflected as interest expense in the Consolidated Statements of Income.
All of TimkenSteel’s long-term debt is variable-rate debt and, as a result, the carrying value of this debt is a reasonable estimate of fair value as interest rates on these borrowings approximate current market rates, which is considered a Level 2 input. For the year ended December 31, 2014, interest paid, net of amounts capitalized, was $0.2 million. Prior to the spinoff, interest payments related to TimkenSteel were made by Timken.
In addition, as part of a settlement with the IRS, in 2012 TimkenSteel redeemed half of the balance outstanding on the variable rate State of Ohio Pollution Control Revenue Refunding Bonds, maturing on June 1, 2033, totaling $8.5 million, and agreed to redeem the remaining balance of $8.5 million on December 31, 2022. As part of the settlement, the IRS agreed to allow these bonds to remain tax-exempt during the period they are outstanding.
Leases
TimkenSteel leases a variety of real property and equipment. Rent expense under operating leases amounted to $9.2 million, $8.4 million and $8.2 million in 2014, 2013 and 2012, respectively. As of December 31, 2014, future minimum lease payments for noncancelable operating leases totaled $20.2 million and are payable as follows: 2015-$8.3 million; 2016-$5.9 million; 2017-$3.3 million; 2018-$1.8 million and 2019-$0.9 million. TimkenSteel has no significant lease commitments after 2019.